OTHER REAL ESTATE OWNED	12 Months Ended
Dec. 31, 2015
Other Real Estate Owned [Abstract]
Real Estate Owned [Text Block]
OTHER REAL ESTATE OWNED

At December 31, 2015, other real estate owned consisted of two residential and three commercial real estate properties. At December 31, 2014, other real estate owned consisted of four commercial real estate properties which were held for sale. A summary of expenses applicable to other real estate operations for the years ended December 31, 2015, 2014 and 2013, is as follows:

	Years Ended December 31,
	2015	2014	2013
	(In Thousands)
Net loss from sales or write-downs of other real estate owned	$267	$104	$43
Other real estate expense, net of rental income	271	321	521
Expense from other real estate operations, net	$538	$425	$564